SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_] Confidential, For Use of the
[_]  Definitive Proxy Statement                  Commission Only (as permitted
[_]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                              PHARMOS CORPORATION
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


-----------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:


-----------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:


-----------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


-----------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:


-----------------------------------------------------------------------
5) Total fee paid:

     [_] Fee paid previously with preliminary materials:


-----------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                               PHARMOS CORPORATION
                         99 Wood Avenue South, Suite 301
                                Iselin, NJ 08830
                                 (732) 452-9556

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Pharmos Corporation (the "Company") will be held in Edison, New Jersey at 11:00 AM on July 20, 2000 at the Sheraton Edison Hotel, 125 Raritan Center Parkway,
(i) for the election of Directors of the Company to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified; (ii) to adopt the Company's 2000 Stock Option Plan; and (iii) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on June 14, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

     If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                                     Haim Aviv, Ph.D.
                                                     Chairman of the Board

June 16, 2000


PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                               PHARMOS CORPORATION
                         99 Wood Avenue South, Suite 301
                                Iselin, NJ 08830
                                 (732) 452-9556

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 20, 2000

                                  INTRODUCTION

     The Annual Meeting is called to elect members of the Board of Directors and to adopt the Company's 2000 Stock Option Plan. The Meeting will be open for the transaction of such other business as may properly come before it, although, as of the date of this proxy statement, management does not know of any other business that will come before the Annual Meeting. If any other matters do come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

     This proxy statement and the accompanying proxy card are first being mailed on or about June 16, 2000 to stockholders of record as of June 14, 2000. A copy of the Annual Report for the fiscal year ended December 31, 1999, which includes audited financial statements, is included herewith.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company: (i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy.

     With regard to the election of Directors, votes may be cast in favor of or withheld from each nominee. Abstention and "Broker Non-votes" (as defined below) are counted for purposes of determining whether a quorum is present at the Annual Meeting, but do not represent votes cast with respect to any proposal. "Broker Non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but which shares are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on June 14, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

     As of May 1, 2000, the outstanding capital stock of the Company consisted of 52,485,197 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by him or her at the close of business on the record date.

     The shares for which the accompanying proxy is solicited will be voted in accordance with the directions given, provided that the proxy is executed and returned by the stockholder prior to the Annual Meeting.

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 15, 2000, except as set forth in the footnotes, by (i) each person who was known by the Company to own beneficially more than 5% of any class of the Company's Stock, (ii) each of the Company's Directors, and (iii) all current Directors and executive officers of the Company as a group. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares listed next to such person's name.

                                          Amount
Name and Address of                    of Beneficial               Percentage
Beneficial Owner                         Ownership                of Total (1)
--------------------------             -------------              ------------

Haim Aviv, Ph.D.(2)                        1,248,805                   2.4%
c/o Pharmos Ltd.
Kiryat Weitzman
Rehovot, Israel

Marvin P. Loeb(3)                             35,656                     *
Trimedyne, Inc.
2810 Barranca Road
Irvine, CA  92714

E. Andrews Grinstead III(4)                  124,488                     *
Hybridon, Inc.
620 Memorial Drive
Cambridge, MA 02139

David Schlachet                                   --                     *
Strauss Holdings Ltd.
16 Bazel Street
Petach-Tikva, Israel 49510

Mony Ben Dor                                      --                     *
The Israel Corporation
4 Weizman St.
Tel-Aviv 61336, Israel

Georges Anthony Marcel, M.D., Ph.D                --                     *
c/o TMC Development
9, rue de Magdebourg
75116 Paris France

Samuel D. Waksal, Ph.D.                        2,000                     *
c/o ImClone Systems Inc.
180 Varick Street, 6th Floor
New York, NY  10014

Elkan R. Gamzu, Ph.D.                             --                     *
Cambridge Neuroscience, Inc.
One Kendell Square
Cambridge, MA  02139

Stephen C. Knight, M.D.(5)                    25,000                     *
Epix Medical, Inc.
71 Rodgers Street
Cambridge, MA  02142

All Directors and                          1,597,632                    3.1%
Executive Officers
as a Group (11 People) (6)

----------

*    Indicates ownership of less than 1%.

(1)  Based  on  52,253,243  shares  of  Common  Stock  outstanding,   plus  each
     individual's currently exercisable warrants or options. Assumes that no other individual will exercise any warrants and/or options.

(2) Includes 276,153 shares of Common Stock held in the name of Avitek Ltd., of which Dr. Aviv is the Chairman of the Board of Directors and the principal stockholder, and, as such, shares the right to vote and dispose of such shares. Also includes currently exercisable options and warrants to purchase 411,876 shares of Common Stock.

(3) Held jointly with his wife. Does not include shares held by his adult children, his grandchildren or a trust for the benefit of his grandchildren. Mr. Loeb is not standing for re-election as a Director of the Company.

(4) Consists of currently exercisable options and warrants to purchase Common Stock.

(5) Dr. Knight resigned as a Director of the Company in April 2000. At such time, all of his outstanding options and warrants were exercisable.

(6) Based on the number of shares of Common Stock outstanding, plus 710,947 currently exercisable warrants and options held by the Directors and executive officers. Does not include warrants and options held by Dr. Knight, who resigned from the Board in April 2000.

                         ITEM 1 - ELECTION OF DIRECTORS

     Seven Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The election of Directors requires the affirmative vote of a plurality of shares cast of Common Stock voting together present or represented at a meeting at which a quorum (one-third (1/3) of the outstanding shares of Common Stock) is present or represented. Abstention and Broker Non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the eight persons named in the table below as Directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for Director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

     The following table sets forth the name, age and position of each Director and executive officer:

Name                           Age                    Position
----                           ---                    --------
Haim Aviv, Ph.D.                60           Chairman, Chief Executive Officer,
                                             Chief Scientist

Elkan R. Gamzu, Ph.D.           57           Director

E. Andrews Grinstead III        54           Director

Samuel D. Waksal, Ph.D.         51           Director

David Schlachet                 54           Director

Mony Ben Dor                    54           Director

Georges Anthony  Marcel,
M.D., Ph.D.                     59           Director

Gad Riesenfeld, Ph.D.           56           President and Chief Operating
                                             Officer

Robert W. Cook                  45           Vice President Finance and Chief
                                             Financial Officer

     Haim Aviv, Ph.D., is Chairman, Chief Executive Officer, Chief Scientist and a Director of the Company. In 1990, he co-founded Pharmos Corporation, a New York corporation ("Old Pharmos"), which merged into the Company in October 1992 (the "Merger"). Dr. Aviv also served as Chairman, Chief Executive Officer, Chief Scientist and a Director of Old Pharmos prior to the Merger. Dr. Aviv was the co-founder in 1980 of Bio-Technology General Corp. ("BTG"), a publicly-traded company engaged in the development of products using recombinant DNA, its General Manager and Chief Scientist from 1980 to 1985, and a Director and Senior Scientific Consultant until August 1993. Prior to that time, Dr. Aviv was a professor of molecular biology at the Weizmann Institute of Science. Dr. Aviv is the principal stockholder of Avitek Ltd., a stockholder of the Company. Dr. Aviv is also an officer and/or significant stockholder of several privately held Israeli biopharmaceutical and venture capital companies.

     E.  Andrews  Grinstead,  III, a Director  of the  Company  since  1991,  is
Chairman of the Board and Chief Executive Officer of Hybridon, Inc., a publicly-held biotechnology company. Mr. Grinstead joined Hybridon in 1991. From 1987 to October 1990, he was Managing Director and Group Head of the life sciences group at PaineWebber, Inc. From 1986 to 1987, Mr. Grinstead was Managing Director and Group Head of the life sciences group at Drexel Burnham Lambert, Inc. From 1984 to 1986, he was a Vice President at Kidder, Peabody & Co., Inc., where he developed the life sciences corporate finance specialty group. Prior to his seven years on Wall Street, Mr. Grinstead served in a variety of operational and executive positions with Eli Lilly & Company, most recently as general manager of Venezuelan Pharmaceutical, Animal Health and Agricultural Chemical Operations. Serves as a director of Meridian Medical Technologies, Inc., a pharmaceutical and medical device company. Mr. Grinstead has served as a member of the Board of Trustees for the Albert B. Sabine Vaccine Foundation, a 501(c)(3) charitable foundation dedicated to disease prevention since 1994, and on the Board of the Massachusetts Biotech Counsel since 1997. Mr. Grinstead was appointed to the President's Council of the National Academy of Sciences and the Institute of Medicine in 1992. Mr. Grinstead received an A.B. from Harvard College in 1967, a J.D. from the University of Virginia School of Law in 1974 and an M.B.A. from the Harvard Graduate School of Business Administration in 1976.

     Elkan R. Gamzu, Ph.D., a Director of the Company since February 2000, is a consultant to the biotechnology and pharmaceutical industries. Prior to becoming a consultant, Dr. Gamzu held a number of senior executive positions in the biotechnology and pharmaceutical industries, including President and Chief Executive Officer of Cambridge Neuroscience, Inc. from 1994 until 1998. Dr. Gamzu also served as President and chief Operating Officer and Vice President of Development for Cambridge Neuroscience, Inc. from 1989 to 1994. Previously, Dr. Gamzu held a variety of senior positions with Warner-Lambert and Hoffman LaRoche, Inc.

     Samuel D. Waksal, Ph.D., a Director of the Company since March 2000, is a founder of ImClone Systems Incorporated and has been its Chief Executive Officer and a Director since August 1985 and President since March 1987. From 1982 to 1985, Dr. Waksal was a member of the faculty of Mt. Sinai School of Medicine as Associate Professor of Pathology and Director of the Division of Immunotherapy within the Department of Pathology. He has served as visiting Investigator of the National Cancer Institute, Immunology Branch, Research Associate of the Department of Genetics, Stanford University Medical School, Assistant Professor of pathology at Tufts University School of Medicine and Senior Scientist for the Tufts Cancer Research Center. Dr. Waksal was a scholar of the Leukemia Society of America from 1979 to 1984. Dr. Waksal currently serves on the Executive Committee of the New York Biotechnology Association, the Board of Directors of Cadus Pharmaceutical Corporation and is Chairman of the New York Council for the Humanities.

     David Schlachet, a Director of the Company since December 1994, has served as the Chairman of Elite Industries Ltd. from July 1997. From January 1996 to June 1997, Mr. Schlachet served as the Vice President of the Strauss Group and Chief Executive Officer of Strauss Holdings Ltd. The Strauss Group is Israel's largest privately owned food manufacturer. Mr. Schlachet was Vice President of Finance and Administration at the Weizmann Institute of Science in Rehovot, Israel from 1990 to December, 1995. Mr. Schlachet was responsible for the Institute's administration and financial activities, including personnel, budget and finance, funding, investments, acquisitions and collaboration with the industrial and business communities. From 1989 to 1990, Mr. Schlachet was President and Chief Executive Officer of YEDA Research and Development Co. Ltd., a marketing and licensing company at the Weizmann Institute of Science. Mr. Schlachet is a Director of Taya Investment Company Ltd., an Israeli publicly-held investment company.

     Mony Ben Dor, a Director of the Company since September 1997, has been Vice President of The Israel Corporations, Ltd. since May 1997, and chairman of two publicly traded subsidiaries: H.L. Finance and Leasing and Albany Bonded International Trade. He is also a director of a number of subsidiary companies of Israel Chemicals Ltd. From 1992 to 1997, Mr. Ben Dor was Vice President of Business Development for Clal Industries Ltd. (a subsidiary of Clal Israel), which is one of the leading investment groups in Israel. He was actively involved in the acquisition of companies including Jaffora Ltd. and a portfolio of pharmaceutical companies including Pharmaceutical Resources Inc. and Finetech Ltd. He served as a director representing Clal Industries in all of the acquired companies as well as other companies of Clal Industries. Prior to his position at Clal Industries Ltd., Mr. Ben Dor served as Business Executive at the Eisenberg Group of companies.

     Georges Anthony Marcel, M.D., Ph.D., a Director of the Company since September 1998, is President and Chief Executive Officer of TMC Development S.A., a biopharmaceutical consulting firm based in Paris, France. Prior to founding TMC Development in 1992, Dr. Marcel held a number of senior executive positions in the pharmaceutical industry, including Chief Executive Officer of Amgen's French subsidiary, Vice President of Marketing for Rhone-Poulenc Sante and Director of Development for Roussel-Uclaf. Dr. Marcel teaches biotechnology industrial issues and European regulatory affairs at the Faculties of Pharmacy of Paris and Lille. Dr. Marcel is also a member of the Gene Therapy Advisory Committee at the French Medicines Agency.

     Gad Riesenfeld, Ph.D., was named President and Secretary in February 1997, and has served as Chief Operating Officer since March 1995. He served as Executive Vice President from December 1994 to February 1997, Vice President of Corporate Development and General Manager of Florida Operations from October 1992 to December 1994, and was employed by Old Pharmos from March 1992 until the Merger. Prior thereto, he was engaged in a variety of consulting engagements relating to the commercialization of intellectual property, primarily in the pharmaceutical and medical fields. From March 1990 through May 1991 Dr. Riesenfeld was a Managing Director of Kamapharm Ltd., a private company specializing in human blood products. Prior thereto, from May 1986, he was Managing Director of Galisar Ltd., a pharmaceutical company involved in extracorporeal blood therapy. Dr. Riesenfeld holds a Ph.D. degree from the Hebrew University of Jerusalem and held a scientist position, as a post doctorate candidate, at the Cedars Sinai Medical Center in Los Angeles, California.

     Robert W. Cook was elected Vice President Finance and Chief Financial Officer of Pharmos in January 1998. From May 1995 until his appointment as the Company's Chief Financial Officer, he was a vice president in GE Capital's commercial finance subsidiary, based in New York. From 1977 until 1995, Mr. Cook held a variety of corporate finance and capital markets positions at The Chase Manhattan Bank, both in the U.S. and in several overseas locations. He was named a managing director of Chase in January 1986. Mr. Cook holds a degree in international finance from The American University, Washington, D.C.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the 1999 fiscal year, there were four meetings of the Board of Directors. Each person who served as a director in 1999 attended in excess of 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during 1999 and (ii) the total number of meetings held during 1999 by each committee of the Board of Directors on which such director served, except Marvin Loeb, who was absent from the meeting of the Audit Committee.

     The members of the Audit Committee in 1999 were David Schlachet, Mony Ben Dor and Marvin Loeb. The Audit Committee met once in 1999. The Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full Board of Directors.

     In 1999, the Compensation and Stock Option Committee consisted of E. Andrews Grinstead, III, and Stephen C. Knight. Actions of the Compensation and Stock Option Committee were taken during the year by the unanimous written consent of the Directors. The Compensation and Stock Option Committee has the full power and authority to interpret the provisions and supervise the administration of the Company's stock option plans and to grant options outside of these plans and the authority to review all matters relating to personnel of the Company.

     The Board of Directors does not have a standing nominating committee.


                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation                        Long Term Compensation
                                ------------------------------                 -------------------------
                                                                                              Stock
Name/                                                                          Restricted     Underlying
Principal Position              Year     Salary        Bonus       Other       Stock          Options
----------------------          ----     ------        -----       ------      ----------     ----------
Haim Aviv, Ph.D
Chairman, Chief                 1999     $236,418      $29,906     $ 2,829(1)                  65,000
Executive Officer, and          1998     $236,347                  $ 4,197(1)                 100,000
Chief Scientist                 1997     $227,471      $40,000     $16,119(1)

Gad Riesenfeld, Ph.D
President and                   1999     $185,000      $20,000     $53,860(2)                  50,000
Chief Operating Officer         1998     $175,000      $25,000     $50,728(2)                  80,000
                                1997     $175,000                  $44,948(2)

Robert W. Cook                  1999     $175,000      $20,000     $ 4,800(1)                  40,000
Vice President Finance          1998     $165,000      $20,000     $ 4,800(1)                 150,000
and Chief Financial Officer

(1) Consists of contributions to insurance premiums, car allowance and car expenses.

(2) Consists of housing allowance, contributions to insurance premiums, and car allowance.


The following tables set forth information with respect to the named executive officers concerning the grant, repricing and exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

               OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 1999:

                         Common Stock     % of Total
                         Underlying       Options        Exercise
                         Options          Granted to     Price        Expiration
                         Granted          Employees      per Share    Date
                         ------------     -----------    ---------    ----------

Haim Aviv, Ph.D          65,000           20.8%          $1.25        4/16/09

Gad Riesenfeld, Ph.D.    50,000           16.0%          $1.25        4/16/09

Robert W. Cook           40,000           12.8%          $1.25        4/16/09


                           AGGREGATED OPTION EXERCISES
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                   ANS OPTION VALUES AS OF DECEMBER 31, 1999:

                                                                                                      Value of Unexercised
                                Number of                         Number of Unexercised             In-the-Money Options at
                                 Shares                       Options at December 31, 1999             December 31, 1999
                               Acquired on         Value      -----------------------------     -----------------------------
Name                            Exercise         Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
----                           -----------       --------     -----------     -------------     -----------     -------------
Haim Aviv, Ph.D                     0                0          349,376          140,000          $13,110          $  --

Gad Riesenfeld, Ph.D                0                0           99,333          110,000          $ 8,740          $  --

Robert W. Cook                      0                0           62,500          127,500          $ 7,800          $ 7,800


                        REPORT OF COMPENSATION COMMITTEE

     The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

     The Compensation and Stock Option Committee of the Board of Directors establishes the general compensation policies of the Company, the compensation plans and specific compensation levels for executive officers, and administers the 1997 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans. The Compensation and Stock Option Committee is composed of two independent, non-employee Directors who have no interlocking relationships as defined by the Securities and Exchange Commission other than as described below (see "Compensation Committee Interlocks and Insider Participation").

     The Compensation and Stock Option Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options. The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, establishing executive officers  with a stake in the  long-term  success of the Company  and  providing
compensation   policies  that  will  attract  and  retain  qualified   executive
personnel.

     The Compensation and Stock Option Committee believes that the chief executive officer's (CEO) compensation should be heavily influenced by Company performance. Although Dr. Aviv's existing agreements with the Company (see "Employment/Consulting Contracts/Directors' Compensation") provide for a base level of salary and consulting compensation, the Committee determines the appropriate level of bonuses and increases, if any, based in large part on Company performance. The Committee also considers the salaries of CEOs of comparably-sized companies and their performance. Stock options are granted to the CEO, as to other executives, primarily based on the executive's ability to influence the Company's long-term growth.

     The Compensation and Stock Option Committee has adopted similar policies with respect to compensation of other officers of the Company. The Committee establishes base salaries that are within the range of salaries for persons holding positions of similar responsibility at other companies. In addition, the Committee considers factors such as relative Company performance, the executive's past performance and future potential in establishing the base salaries of executive officers.

     As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are granted at no less than the current market price. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for managers to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.


                                           Members of the Compensation and
                                           Stock Option Committee

                                           E. Andrews Grinstead, III
                                           Stephen C. Knight


EMPLOYMENT/CONSULTING CONTRACTS/DIRECTORS' COMPENSATION

     Haim Aviv, Ph.D. In addition to serving as Chairman of the Board and Chief Executive Officer of the Company, Dr. Aviv has provided consulting services under a consulting agreement with an initial three-year term ended May 3, 1993. The term automatically renews for additional one-year periods unless either the Company or Dr. Aviv terminates the agreement at least 90 days prior to a scheduled expiration date. The agreement has been renewed on an annual basis and presently expires on May 3, 2001. Dr. Aviv is entitled to severance pay equal to 25% of his salary in the event of termination or non-renewal without cause. Under the agreement, Dr. Aviv is required to render certain consulting services to the Company and in consideration therefor, Dr. Aviv is entitled to receive $170,000 per year, subject to yearly increases and review.

     The Company's subsidiary, Pharmos Ltd., employs Dr. Aviv as its Chief Executive Officer under an employment agreement with Dr. Aviv pursuant to which Dr. Aviv receives $66,000 per year, subject to yearly increases and review. Dr. Aviv is required to devote at least 50% of his business time and attention to the business of Pharmos, Ltd. and to serve on its Board of Directors. In March 2000, Dr. Aviv's base aggregate compensation of $236,000 per year was increased by 5% to an aggregate of $247,800 effective January 1, 2000.

     Gad Riesenfeld, Ph.D. In October 1992, Old Pharmos entered into a one-year employment agreement with Dr. Riesenfeld, which is automatically renewable for successive one-year terms unless either party gives three months prior notice of non-renewal. Under the Agreement, Dr. Riesenfeld devotes his full time to serving as President and Chief Operating Officer of the Company. Dr.
Riesenfeld's annual gross salary in 1999 was $185,000. In March 2000, Dr. Riesenfeld's base compensation of $185,000 was increased by 5% to $194,250 effective January 1, 2000.

     Robert W. Cook. In January 1998, the Company entered into a one-year employment agreement with Mr. Cook, which is automatically renewable for successive one-year terms unless either party gives three months prior notice of non-renewal. Under the Agreement, Mr. Cook devotes his full time to serving as Vice President Finance and Chief Financial Officer of the Company. Mr. Cook's annual gross salary in 1999 was $175,000. In March 2000, Mr. Cook's base compensation of $175,000 was increased by 5% to $183,750, effective January 1, 2000.

     Elkan R. Gamzu, Ph.D. In January 2000, the Company entered into a consulting agreement with Dr. Gamzu with a term of one year (subject to extension by written agreement of the Company and Dr. Gamzu), pursuant to which Dr. Gamzu may provide certain assistance and consulting services to the Company as and when needed. The agreement provides for compensation on a per diem basis in connection with the provision of such assistance and consulting services at the rate of $3,000 per day. As of May 1, 2000, an aggregate of $8,255.25 had been paid to Dr. Gamzu pursuant to the consulting agreement.

     Directors'   Compensation.   In  1999,   Directors   did  not  receive  any
compensation for service on the Board or for attending Board meetings.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Stock Option Committee in 1999 were E. Andrews Grinstead, III, and Stephen C. Knight. There were no interlocks on the Compensation and Stock Option Committee in 1999.

                                PERFORMANCE GRAPH

     The following graph compares the Company's cumulative stock-holder's return for the five year period ended December 31, 1999 with the cumulative total return of the

NASDAQ Equity Market Index and the NASDAQ Pharmaceuticals Index over the same period.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                           1994      1995     1996     1997     1998     1999
                           ----      ----     ----     ----     ----     ----

Nasdaq Composite           100.00   141.33   173.89   213.07   300.25   542.43

Nasdaq Pharmaceuticals     100.00   183.41   183.98   189.98   241.68   451.62

Pharmos Corporation        100.00   107.07   107.07   145.77   116.18   157.14


                TRANSACTIONS AND/OR INDEBTEDNESS WITH MANAGEMENT

     None.


                               SECTION 16 FILINGS

     No person who, during the fiscal year ended December 31, 1999, was a director, officer or beneficial owner of more than ten percent of the Company's Common Stock, a "Reporting Person", failed to file on a timely basis, reports required by Section 16 of the Securities Exchange Act of 1934 (the "Act") during the most recent fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

              ITEM 2 - PROPOSAL TO ADOPT THE 2000 STOCK OPTION PLAN

     The Company's 1983, 1984, 1986 and 1988 Incentive Stock Option Plans (the "Incentive Plans"), which are virtually identical, provide for the issuance, pursuant to the exercise of stock options granted thereunder, of an aggregate of 225,000 shares of Common Stock. The Company's Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), which was approved by the Directors, provides for the issuance, pursuant to the exercise of stock options under the Non-Qualified Plan, of a maximum of 175,000 shares of Common Stock. The Company's 1991 Stock Option Plan (the "1991 Plan"), adopted by Old Pharmos, provides for the issuance, pursuant to the exercise of stock options granted thereunder, of a maximum of 56,062 shares of Common Stock. The Company's 1992 Stock Option Plan (the "1992 Plan") provides for the issuance, pursuant to the exercise of stock options granted thereunder, of a maximum of 750,000 shares of Common Stock. The Company's 1997 Stock Option Plan, as amended (the "1997 Plan"), provides for the issuance, pursuant to the exercise of stock options granted thereunder, of a maximum of 1,500,000 shares of Common Stock. Incentive Stock Options may only be granted to employees of the Company. Non-Qualified Stock Options may be granted to employees, Directors, consultants, advisers and contractors of the Company. The Incentive Plans, the Non-Qualified Plan, the 1991 Plan, the 1992 Plan and the 1997 Plan are sometimes collectively referred to herein as the "Prior Plans".

     The Board of Directors has adopted, subject to stockholder approval, the 2000 Stock Option Plan ("2000 Plan") which, in most material respects, is similar to the Prior Plans. The annual meeting will consider whether to approve the 2000 Plan. The full text of the 2000 Plan is appended to this Joint Proxy Statement as Appendix A, and the following summary is qualified in its entirety by reference to the 2000 Plan.

     The purpose of the 2000 Plan is to allow employees, outside Directors and consultants of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 2000 Plan will qualify either as incentive stock options under
Section 422 of the Code or as non-qualified options. Options granted under the 2000 Plan will only be exercisable for Common Stock.

     The 2000 Plan will be administered by a committee appointed by the Board of Directors (the "Compensation Committee") or by the Board itself. The Compensation Committee will designate the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

     The maximum number of shares of Common Stock available for issuance under the 2000 Plan is 1,500,000 shares, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options granted under the 2000 Plan that expire or terminate will again be available for options to be issued under the 2000 Plan.

     The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted (or at least 110% of fair market value in the case of a person holding more than 10% of the outstanding shares of Common Stock (a "10% Stockholder")).

     The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 2000 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000. The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable earlier than one year or later than ten years after the date of grant (or five years in the case of a 10% Stockholder). The option price is payable in cash or by check. In addition, the Board of Directors may grant a loan to an employee, pursuant to the loan provision of the 2000 Plan, for the purpose of exercising an option or may permit the option price to be paid in shares of Common Stock at the then current fair market value, as defined in the 2000 Plan.

     Subject to the terms of the 2000 Plan, the Board of Directors at its sole discretion shall determine when an option shall expire. A stock option agreement may provide for expiration prior to the end of its term in the event of the termination of the optionee's service to the Company or death or any other circumstances.

     The 2000 Plan provides that outstanding options shall vest and become immediately exercisable in the event of a "sale" of the Company, including (i) the sale of more than 75% of the voting power of the Company in a single transaction or a series of transactions, (ii) the sale of substantially all assets of the Company, (iii) approval by the stockholders of a reorganization, merger or consolidation, as a result of which the stockholders of the Company will own less than 50% of the voting power of the reorganized, merged or consolidated company.

     The Board of Directors may amend, suspend or discontinue the 2000 Plan, but it must obtain stockholder approval to (i) increase the number of shares subject to the 2000 Plan or (ii) change the designation of the class of persons eligible to receive options.

     Under current federal income tax law, the grant of incentive stock options under the 2000 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However the amount by which the fair market value of Common Stock at the time the option is exercised exceeds the option price is an "item of tax preference" of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of Common Stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the Common Stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 2000 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock valued at fair market value) the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

     The Company from time to time engages in discussions with pharmaceutical and biotechnology companies about potential business and/or product consolidations, joint ventures, acquisitions, mergers or other business combinations. If any such transaction is ever consummated, the existence of these additional outstanding stock options under the 2000 Plan could have the effect of reducing the aggregate consideration received by existing stockholders in such transaction.

     The affirmative vote of a plurality of shares cast of Common Stock voting together present or represented at a meeting at which a quorum (one-third (1/3) of the outstanding shares of Common Stock) is required for approval of the 2000 Plan. Abstention and Broker Non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. The Board of Directors believes that, in the competitive market for highly qualified personnel, it is critical for companies to offer a variety of benefits in order to attract, retain and motivate key employees of outstanding ability. Accordingly, the Board of Directors recommends a vote FOR adoption of the 2000 Plan. Unless they are otherwise directed by the stockholders, the proxies intend to vote FOR this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2000 STOCK OPTION PLAN (ITEM 2 ON THE ENCLOSED PROXY CARD).

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed PricewaterhouseCoopers as its independent public accountants to examine the financial statements of the Company for the current fiscal year. The selection of PricewaterhouseCoopers was approved by the Board of Directors prior to their appointment. PricewaterhouseCoopers has advised the Company that they do not have any material financial interests in, or any connection with (other than as independent auditors, tax advisors and management consultants), the Company.

     PricewaterhouseCoopers is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

                        STOCKHOLDERS' PROPOSALS FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals which stockholders intend to present at the 2001 annual meeting of stockholders must be received by the Company by April 1, 2001 to be eligible for inclusion in the proxy material for that meeting.

                           ANNUAL REPORT ON FORM 10-K

     Upon sending a written request to Pharmos Corporation, 99 Wood Avenue South, Suite 301, Iselin, NJ 08830, Attention: President, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of Directors and the adoption of the 2000 Stock Option Plan. If any other matters come before the meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                                   HAIM AVIV, PH.D.
                                                   Chairman of the Board

Dated: June 16, 2000

                                                                      APPENDIX A

                               PHARMOS CORPORATION


                             2000 STOCK OPTION PLAN


                            ADOPTED ON MARCH 28, 2000

SECTION 1.         Establishment And Purpose...................................1


SECTION 2.         Administration..............................................1


SECTION 3.         Eligibility.................................................1


SECTION 4.         Stock Subject To Plan.......................................1


SECTION 5.         Terms And Conditions Of Options.............................2


SECTION 6.         Payment For Shares..........................................4


SECTION 7.         Adjustment Of Shares........................................4


SECTION 8.         Securities Law Requirements.................................6


SECTION 9.         No Retention Rights.........................................6


SECTION 10.        Duration and Amendments.....................................6


SECTION 11.        Definitions.................................................7


SECTION 12.        Execution...................................................9

                       PHARMOS CORPORATION 2000 STOCK PLAN

SECTION 1. Establishment And Purpose.

     The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, through the granting of Options to purchase Shares of the Company's Stock. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

         Capitalized terms are defined in Section 11.

SECTION 2. Administration.

     (a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

     (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Optionees and all persons deriving their rights from an Optionee.

SECTION 3. Eligibility.

     Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

SECTION 4. Stock Subject To Plan.

     (a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (either directly or upon exercise of Options or other rights to acquire Shares) shall not exceed 1,500,000 Shares, subject to adjustment pursuant to Section 7. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 1,500,000 Shares (subject to adjustment pursuant to Section 7).

SECTION 5. Terms And Conditions Of Options.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares Each Stock Option Agreement shall specify the number of Shares that are subject to the Option. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion, subject to the following limitations: (i) the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant (110% for an ISO granted to a Greater Than Ten-Percent Stockholder) and (ii) in no event may the Exercise Price of any Option be less than the par value of a Share.

     (d) Special Rule for Incentive Options. Consistent with Section 422 of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate Fair Market Value (as of the time the Option is granted) of the Shares of Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all plans of his employer corporation and its Parent and Subsidiary corporations) exceeds $100,000, such Options shall not be treated as ISO's. Nothing in this special rule shall be construed as limiting the exercisability of any Option, unless the Stock Option Agreement expressly provides for such a limitation.

     (e) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (f) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

     (g) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant (five years, in the case of an ISO granted to a Greater Than Ten-Percent Stockholder). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide for expiration prior to the end of its term in the event of the termination of Optionee's Service or death or any other circumstances.

     (h) Nontransferability. No Option may be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee may be exercised only by the Optionee or by the Optionee's guardian or legal representative; provided, however, that an Option that is not an ISO may be otherwise transferred to the extent, if any, permitted by the Board of Directors.

     (i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such Shares are issued pursuant to the terms of such Option.

     (j) Modification and Extension of Options. Within the limitations of the Plan, the Board of Directors may modify or extend Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (k) Substitution of Options. The Board of Directors may grant Options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a Parent or Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Parent or Subsidiary, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Board of Director considers appropriate in the circumstances.

     (l) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 6. Payment For Shares.

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable, at the time when such Option is exercised, in cash or cash equivalents payable to the order of the Company, except as otherwise provided in this Section 6.

     (b) Surrender of Stock. Unless a Stock Option Agreement otherwise provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Promissory Note. Unless a Stock Option Agreement otherwise provides, all or a portion of the Exercise Price of Shares issued under the Plan may be paid with a full-recourse promissory note (provided that the Optionee is an Employee of the Company). The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (d) Exercise/Sale. Unless a Stock Option Agreement otherwise provides (or if otherwise approved by the Board of Directors), and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (e) Exercise/Pledge. Unless a Stock Option Agreement otherwise provides (or if otherwise approved by the Board of Directors), and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 7. ACQUISITION EVENTS AND OTHER Adjustment Of Shares.

     (a) Acquisition Events. In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or other transfer of substantially all of the Company's assets (all the foregoing being referred to as "Acquisition

Events"), outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionee's consent, may provide for any of the following:

          (i) The continuation of such outstanding Options by the Company (if the Company is not the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          (iv) The cancellation of such outstanding Options without payment of any consideration.

     The provisions of Section 7(b) below shall not apply to any Option that is terminated pursuant to this Section 7(a).

     (b) Other Events. In the event that the outstanding Shares of Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation by reason of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, reorganization, merger, sale or other transfer of substantially all the Company's assets to another corporation, consolidation, or other transaction described in Section 424(a) of the Code, the Board of Directors shall make appropriate adjustments (in such manner as it deems equitable in its sole discretion) in (i) the number and kind of shares of Stock, other securities or property for the purchase of which Options may be granted under the Plan, (ii) the number and kind of shares of Stock, other securities or property as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, (iii) the Exercise Price and other terms of outstanding Options and (iv) any other relevant provisions of the Plan. Any adjustment of the Plan or in outstanding Options shall be effective on the effective date of the event giving rise to such adjustment. The Board of Directors may also adjust the number of Shares subject to outstanding options, the Exercise Price of outstanding Options and the terms of outstanding Options to take into consideration any other event (including, without limitation, accounting changes) if the Board of Directors determines that such adjustment is appropriate to avoid distortion in the operation of the Plan. All determinations and adjustments made by the Board of Directors pursuant to this Section 7(b) shall be binding on all persons.

     (c) Reservation of Rights. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

     (d) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or

(iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company. Notwithstanding the other provisions of this Section 7, immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 7(d), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

SECTION 8. Securities Law Requirements.

     The Company shall not be obligated to deliver any Shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange or other stock market, until the Shares to be delivered have been listed or authorized to be listed on such exchange or other stock market upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

SECTION 9. No Retention Rights.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10. Duration and Amendments.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options that have already occurred shall be rescinded, and no additional grants shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Section 10(b).

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan that increases the number of Shares available for issuance under the Plan (except as provided in Section 7), or that otherwise materially changes the class of persons who are eligible for the grant of ISOs, will be subject to the approval of the stockholders of the Company. Stockholder approval shall not be required for any other amendment of the Plan.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

SECTION 11. Definitions.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

     (d) "Company" shall mean Pharmos Corporation, a Nevada corporation.

     (e) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

     (f) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

     (h) "Fair Market Value" shall be determined by the Committee or the Board of Directors in its discretion; provided, that if the Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

     (i) "Greater Than Ten-Percent Stockholder" as of any time shall mean any Employee who at such time owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     (j) "ISO"  shall mean an  employee  incentive  stock  option  described  in
Section 422(b) of the Code.

     (k) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (m) "Optionee" shall mean an individual who holds an Option.

     (n) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

     (o) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (p) "Plan" shall mean this Pharmos Corporation 2000 Stock Option Plan.

     (q) "Service" shall mean service as an Employee, Outside Director or Consultant.

     (r) "Share" shall mean one share of Stock,  as adjusted in accordance  with
Section 7 (if applicable).

     (s) "Stock" shall mean the Common Stock of the Company, with a par value of $0.03 per Share.

     (t) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

     (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 12. Execution.

     To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                      PHARMOS CORPORATION



                                      -----------------------------------------
                                      Robert W. Cook
                                      Vice President/Finance and Administration,
                                      Chief Financial Officer

                               PHARMOS CORPORATION
                        99 Wood Avenue South - Suite 301
                            Iselin, New Jersey 08830
                                 (732) 452-9556

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - July 20, 2000

     The undersigned, as stockholder of Pharmos Corporation (the "Company") hereby appoints Haim Aviv and Gad Riesenfeld and each of them, with full power of substitution, the true and lawful proxies and attorneys in fact of the undersigned, to vote, as designated on the reverse side of this proxy card, the number of shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, at the Annual Meeting of Stockholders of the Company to be held on July 20, 2000 at 11:00 AM in Edison, New Jersey at the Sheraton Edison Hotel, 125 Raritan Center Parkway, and any adjournments thereof on the following matters as set forth in the Proxy Statement and Notice dated June 16, 2000.

                         (To be Signed on Reverse Side)


[X]  Please mark your votes as in this example.

                      FOR all             WITHHOLD          NOMINEES:
                      Nominees            AUTHORITY to      Haim Aviv
                      listed at right     vote for all      E. Andrews Grinstead
                      (except as          nominees listed   Elkan R. Gamzu
 1. Election of       marked to the       at right          Samuel D. Waksal
 Directors of the     contrary)                             David Schlachet
 Company (Item        [_]                 [_]               Tony Marcel
 No. 1 in the                                               Mony Ben Dor
 Proxy Statement).

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, PRINT that nominee's name on the line below)

--------------------------------------------------------------------------------

2. Proposal to adopt the Pharmos            For        Against        Abstain
Corporation 2000 Stock Option               [_]        [_]              [_]
Plan (Item No. 2 in the Proxy
Statement).

3. In the discretion of such proxies upon all other matters which may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees to the board of directors identified above, for the approval of the amendment, for the amendment of the option plan and, in the discretion of the proxies named, on such other matters as may properly come before the Annual Meeting.

This proxy is revocable at any time, and the undersigned reserves the right to attend the Annual Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

CORRECT ADDRESS IF NECESSARY

Signature(s)___________________________________________

Date__________________

Note: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign. If a corporation, please sign in full corporate name by the president or other authorized officer.